UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

Filed by the Registrant  ☒                            Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

WINGSTOP INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Have the 12 digit control number located in the shaded box above available when you access the website and follow the instructions. When requesting via the Internet or telephone you will need the 12 digit control number located in the shaded box above. * If requesting material by e-mail, please send a blank e-mail with the 12 digit control number (located above) in the subject line. No other requests, instructions OR other inquiries should be included with your e-mail requesting material. Wingstop Inc. Meeting Type: Date: Time: Place: Annual Meeting of Stockholders Thursday, May 26, 2022 10:00 AM, Central Time Annual Meeting to be held live via the Internet Please visit www.proxydocs.com/WING for more details. You must register to attend the meeting online and/or participate at www.proxydocs.com/WING SEE REVERSE FOR FULL AGENDA INTERNET www.investorelections.com/WING TELEPHONE (866) 648-8133 * E-MAIL paper@investorelections.com To order paper materials, use one of the following methods. For a convenient way to view proxy materials and VOTE go to www.proxydocs.com/WING If you want to receive a paper or e-mail copy of the proxy material, you must request one. There is no charge to you for requesting a copy. In order to receive a paper package in time for this year’s meeting, you must make this request on or before May 16, 2022. Wingstop Inc. Important Notice Regarding the Availability of Proxy Materials Stockholder Meeting to be held on May 26, 2022 For Stockholders of record as of March 28, 2022 This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. This is not a ballot. You cannot use this notice to vote your shares. We encourage you to access and review all of the important information contained in the proxy materials before voting. To view the proxy statement and annual report, and to obtain instructions on how to attend the meeting, go to: www.proxydocs.com/WING To vote your proxy while visiting this site, you will need the 12 digit control number in the box below. Under United States Securities and Exchange Commission rules, proxy materials do not have to be delivered in paper. Proxy materials can be distributed by making them available on the internet. P.O. BOX 8016, CARY, NC 27512-9903

P.O. BOX 8016, CARY, NC 27512-9903 Wingstop Inc. Important Notice Regarding the Availability of Proxy Materials Stockholders Meeting to be held on May 26, 2022 For Stockholders of record as of March 28, 2022 This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. This is not a ballot. You cannot use this notice to vote your shares. We encourage you to access and review all of the important information contained in the proxy materials before voting. To view the proxy materials, and to obtain directions to attend the meeting, go to: www.proxydocs.com/WING To vote your proxy while visiting this site, you will need the 12 digit control number in the box below. Under United States Securities and Exchange Commission rules, proxy materials do not have to be delivered in paper. Proxy materials can be distributed by making them available on the internet. For a convenient way to view proxy materials and VOTE go to www.proxydocs.com/WING Have the 12 digit control number located in the shaded box above available when you access the website and follow the instructions. If you want to receive a paper or e-mail copy of the proxy material, you must request one. There is no charge to you for requesting a copy. In order to receive a paper package in time for this year's meeting, you must make this request on or before May 16, 2022. To order paper materials, use one of the following methods. INTERNET www.investorelections.com/WING TELEPHONE (866) 648-8133 *E-MAIL paper@investorelections.com When requesting via the Internet or telephone you will need the 12 digit control number located in the shaded box above. * If requesting material by e-mail, please send a blank e-mail with the 12 digit control number (located above) in the subject line. No other requests, instructions OR other inquiries should be included with your e-mail requesting material. Wingstop Inc. Meeting Type: Annual Meeting of Stockholders Date: Thursday, May 26, 2022 Time: 10:00 AM, Central Time Place: Annual Meeting to be held live via the Internet Please visit www.proxydocs.com/WING for more details. You must register to attend the meeting online and/or participate at www.proxydocs.com/WING SEE REVERSE FOR FULL AGENDA

Wingstop Inc.
Annual Meeting of Stockholders

MANAGEMENT RECOMMENDS A VOTE:
FOR ON PROPOSALS 1, 2 AND 3

PROPOSAL

1.	Elect three Class I directors nominated by the Board of Directors for a term that expires at the 2025 Annual Meeting of Stockholders;

1.01 Krishnan (Kandy) Anand
1.02 David L. Goebel
1.03 Michael J. Hislo

2.	Ratify the appointment of KPMG LLP as our independent registered public accounting firm for fiscal year 2022;

3.	Approve, on an advisory basis, the compensation of our named executive officers; and

4.	Consider and act upon such other business as may properly come before the Annual Meeting or any adjournments, postponements, or recesses thereof.